Exhibit 10.9

AMENDMENT TO STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the 22nd day of January, 2003

BETWEEN:

HUME, KIERAN INC., a company having an office at 900 -805

8th Avenue SW, Calgary, Alberta T2P 1H7

(herein called the "Optionee")

OF THE FIRST PART

AND:

CHINA VENTURES INC., a company duly incorporated under

the laws of the Province of British Columbia and having its head office at Suite 1118, Cathedral Place, 925 West Georgia Street,

Vancouver, British Columbia, V6C 3L2

(herein called the "Company")

OF THE SECOND PART

WHEREAS:

A.

The parties entered into a Stock Option Agreement dated as of January 14,2003 (the "Option Agreement") pertaining to a grant to the Optionee of an option to purchase a total of 1,537,000 Common shares without par value in the capital stock of the Company; and

B.

The parties to the Option Agreement wish to clarify and amend the terms of the Option Agreement as provided herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements herein set forth and contained, the parties hereby agree, each with the other, as follows:

1.

The Option Agreement is hereby amended as paragraph 1 is deleted in its entirety and the following inserted in its place:

"1. The Company does hereby grant to the Optionee an option to purchase a total of 1,537,000 Common shares without par value in its capital stock (herein called "the Option"). The Option shall vest over a period of twelve months from the date of this Agreement with one quarter vesting on the date of this Agreement and one quarter vesting on each date that is three months, six months and twelve months from the date of this Agreement. Subject to paragraph 7 herein, the Option shall be exercisable in whole or in part, at any time and from time to time after vesting, for a period of five years commencing January 14, 2003, at a price as follows:

(a)

512,000 Common shares at $0.13 per share;

(b)

512,000 Common shares at $0.18 per share; and

(c)

513,000 Common shares at $0.24 per share."

2.

The parties acknowledge that, except as amended herein, all terms and conditions of the Option Agreement remain unamended and in full force and effect. Time shall remain of the essence.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

HUME, KIERAN INC.

“signed”_____________________

Authorized Signatory

CHINA VENTURES INC.

“signed”_____________________

Authorized Signatory